EXHIBIT 10.25
FIRST AMENDMENT TO
AMENDED REVOLVING CREDIT AGREEMENT
AND LOAN DOCUMENTS
          FIRST AMENDMENT, dated as of August 4, 2006 (this “Amendment”), to the Amended Revolving Credit Agreement, dated as of June 22, 2006 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), by and among Alon USA Energy, Inc., a Delaware corporation (the “Parent”), Alon USA, LP, f/k/a SWBU, L.P., a Texas limited partnership (“Alon LP”), EOC Acquisition LLC, a Delaware limited liability company (“Edgington”; together with Alon LP and such other subsidiaries of the Parent as may be designated as a borrower hereunder by Alon LP with the prior written consent of the Agent and the Required Lenders (each as defined therein), each individually a “Borrower”, and, collectively, the “Borrowers”), all direct and indirect subsidiaries of the Parent (other than subsidiaries of Alon USA Interests, LLC, a Texas limited liability company and Paramount Petroleum Corporation, a Delaware corporation, (as defined below) and its subsidiaries), the financial institutions from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent for the Lenders (in such capacity, the “Agent”), and Bank Leumi USA, as co-arranger for the Lenders (“Bank Leumi”).
WITNESSETH
          WHEREAS, the Loan Parties, the Lenders, Bank Leumi and the Agent have executed the Credit Agreement, which will, upon the occurrence of the Effective Date thereunder, amend the Amended Revolving Credit Agreement, dated as of February 15, 2006, by and among Alon LP and certain of the Guarantors, the Lenders, the Agent and Bank Leumi; and
          WHEREAS, the Loan Parties, the Lenders, Bank Leumi and the Agent wish to amend the Credit Agreement and the Loan Documents, prior to the Effective Date under the Credit Agreement, in order to exclude Edgington from the agreements and the obligations contained therein until the membership interests of Edgington are acquired by a Subsidiary of the Parent; and
          NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
          1. Definitions. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.
          2. Amendment to Credit Agreement. The Credit Agreement is hereby amended by adding a new Section 12.24, to read in its entirety as follows:
     “Section 12.24 Edgington Not a Loan Party. Notwithstanding anything to the contrary contained herein, Edgington shall not (a) be permitted to borrow under the Financing Agreement, (b) request the issuance of any Letter of Credit, (c) receive any proceeds of any Loan or the benefit of any Letter of Credit, or (d) be subject to any representation, warranty, covenant or restriction or other obligation hereunder or under any other Loan Document, unless and until in each case Edgington becomes a Subsidiary of the Parent (the “Edgington Acquisition Date”). Until the Edgington Acquisition Date, Edgington shall not be considered a Loan Party, Company or Borrower, Pledgor or Grantor under any of the Loan Documents. The Loan Parties agree to give the Agent and the Lenders at least two Business Days’ written notice before Edgington becomes a Subsidiary of the Parent. On the Edgington Acquisition Date, Edgington shall automatically and immediately become fully and legally bound by all of the Loan Documents that it has executed and delivered prior to the Edgington Acquisition Date. The Loan Parties and Edgington agree, at the cost and expense of the Loan Parties, (i) to execute such agreements, instruments and other documents (including, without limitation, certificates and legal opinions) as the Agent may reasonably require on and after the Edgington Acquisition Date to confirm the status of Edgington as a Borrower, Loan Party, Company, Pledgor and Grantor, and (ii) to execute such agreements, instruments and other documents as the Agent may reasonably require to remove Edgington and all references to Edgington from the Loan Documents if the Agent determines, after consultation with the Loan Parties, that the Edgington Acquisition Date shall not occur.”
          3. Conditions to Effectiveness. This Amendment shall become effective (the “First Amendment Effective Date”) upon the Agent’s receipt of counterparts of this Amendment which bear the signatures of the Loan Parties, the Agent and the Lenders.
          4. Reservation of Rights. No action or acquiescence by the Agent and the Lenders, including, without limitation, this Amendment of, or the acceptance of any payments under, the Credit Agreement, shall constitute a waiver of any Default or Event of Default which may exist as of the First Amendment Effective Date. Accordingly, the Agent and the Lenders reserve all of their rights under the Credit Agreement, the Loan Documents, at law and otherwise regarding any such Default or Event of Default.
          5. Continued Effectiveness of Loan Documents. Each of the Loan Parties hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the First Amendment Effective Date all references in any such Loan Document to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Credit Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or lien is hereby ratified and confirmed in all respects.

          6. Miscellaneous.
               (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of a counterpart hereby by facsimile transmission shall be equally effective as delivery of a manually executed counterpart hereof.
               (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
               (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
               (d) The Loan Parties will pay on demand all fees, reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, out-of-pocket disbursements and other client charges of Schulte Roth & Zabel LLP.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers: ALON USA, LP
By:	Alon USA GP, LLC, a Delaware limited liability company, its general partner

By:	/s/ David Wiessman
	Name:	David Wiessman
	Title:	Chairman of the Board of Managers

EOC ACQUISITION LLC
By:	/s/ Harlin R. Dean
	Name:	Harlin R. Dean
	Title:	Vice President

Guarantor Companies: ALON ASSETS, INC. ALON USA OPERATING, INC ALON USA REFINING, INC. ALON ASPHALT BAKERSFIELD, INC ALON USA, INC. ALON USA ENERGY, INC. ALON USA CAPITAL, INC.
By:	/s/ David Wiessman
	Name:	David Wiessman
	Title:	Chairman of the Board of Directors

ALON USA GP, LLC
By:	/s/ David Wiessman
	Name:	David Wiessman
	Title:	Chairman of the Board of Managers

ALON USA INTERESTS, LLC
By:	/s/ Jeff D. Morris
	Name:	Jeff D. Morris
	Title:	Chairman of the Board of Managers

ALON USA DELAWARE, LLC ALON PIPELINE LOGISTICS, LLC
By:	/s/ David Wiessman
	Name:	David Wiessman
	Title:	Chairman of the Board of Managers

ALON USA PIPELINE, INC.
By:	/s/ David Wiessman
	Name:	David Wiessman
	Title:	Chairman of the Board of Directors

ALON CRUDE PIPELINE, LLC PARAMOUNT PETROLEUM HOLDINGS, INC. PARAMOUNT OF WASHINGTON, LLC PARAMOUNT OF OREGON, LLC
By:	/s/ David Wiessman
	Name:	David Wiessman
	Title:	Chairman of the Board of Directors or Managers, as applicable

Agent and Lender: ISRAEL DISCOUNT BANK OF NEW YORK
By:	/s/ Kevin Lord
	Name:	Kevin Lord
	Title:	First Vice President

By:	/s/ Jerry Hertzman
	Name:	Jerry Hertzman
	Title:	Senior Vice President

Lender and Co-arranger: BANK LEUMI USA
By:	/s/ Yuval Talmy
	Name:	Yuval Talmy
	Title:	First Vice President

By:	/s/ Hanita Musel
	Name:	Hanita Musel
	Title:	Assistant Treasurer